EXHIBIT 23





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Amendment No. 2 to Form 10-KSB into the Company's previously filed Registration Statements, file numbers 33-99700 and 333-54674.






                                        ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
January 14, 2002


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